UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

MADE IN USA INC.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

(Address of Principal Executive Offices) (Zip Code)

(561) 789-1139

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 26, 2026, Made in USA Inc. (the “Company”) acquired intellectual property and other assets from Made in USA One LLC, a Wyoming limited liability company (“Seller”). The assets acquired are described below under “Description of Acquired Assets.” The Company and the Seller are affiliates by virtue of being under common control.

In the transaction the Company issued the Seller 5,000,000 shares of its common stock as the sole consideration for the acquired assets. No cash consideration was paid. The shares are restricted securities under the Securities Act of 1933, as amended, and are subject to the resale limitations of Rule 144.

Description of Acquired Assets

The acquired assets constitute the core operating infrastructure for a technology-enabled Made in USA verification, certification, and supply-chain transparency platform, and include:

•	65 premium domain names and digital properties (as set forth in Exhibit A to the Agreement)
•	Brand assets and common law rights associated with Made in USA names, including Made in USA Certified
•	AI-enabled verification tools
•	Blockchain infrastructure, including public and private XRPL (XRP Ledger) and Hyperledger frameworks
•	TPM (Trusted Platform Module) security capabilities for system integrity
•	ERP systems with IoT integration and modular DataWallet™ technology
•	Nutrient Credit documentation capabilities for environmental and U.S. water quality program workflows
•	Well-known/ai platform capabilities for AI-readable website accuracy and machine-readable information publishing
•	Full digital and operational infrastructure, including servers, co-location, email systems, and content platforms
•	Other assets related to the foregoing

Item 7.01. Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release announcing the completion of the acquisition described in Item 2.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release Dated June 26, 2026

104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been duly caused by the undersigned.

Dated: June 26, 2026	MADE IN USA INC.

	By:	/s/ Adam Reiser
Adam Reiser Chief Executive Officer & Chairman

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